Exhibit 5.1 600 Travis, Suite 4200 Houston, Texas 77002 713.220.4200 Phone 713.220.4285 Fax andrewskurth.com

October 18, 2012

American Midstream Partners, LP

1615 14th Street, Suite 300

Denver Colorado, 80202

Ladies and Gentlemen:

We have acted as special counsel to American Midstream Partners, LP, a Delaware limited partnership (the “Partnership”), American Midstream Finance Corporation, a Delaware corporation and wholly owned subsidiary of the Partnership (“Finance Corp.”), American Midstream, LLC, a Delaware limited liability company and wholly owned subsidiary of the Partnership (“Operating”), American Midstream Chatom, LLC, a Delaware limited liability company and wholly owned subsidiary of the Partnership (“AM Chatom”), American Midstream Chatom Unit 1, LLC, a Delaware limited liability company and wholly owned subsidiary of the Partnership (“Chatom Unit 1”), American Midstream Chatom Unit 2, LLC, a Delaware limited liability company and wholly owned subsidiary of the Partnership (“Chatom Unit 2”), American Midstream Marketing, LLC, a Delaware limited liability company and wholly owned subsidiary of the Partnership (“Marketing”), American Midstream (Burns Point), LLC, a Delaware limited liability company and wholly owned subsidiary of the Partnership (“AM Burns”), American Midstream (Alabama Gathering), LLC, an Alabama limited liability company and wholly owned subsidiary of the Partnership (“Alabama Gathering”), American Midstream (Alabama Intrastate), LLC, an Alabama limited liability company and wholly owned subsidiary of the Partnership (“Alabama Intrastate”), American Midstream (AlaTenn), LLC, an Alabama limited liability company and wholly owned subsidiary of the Partnership (“AlaTenn”), American Midstream (Bamagas Intrastate), LLC, a Delaware limited liability company and wholly owned subsidiary of the Partnership (“Bamagas”), American Midstream (Louisiana Intrastate), LLC, a Delaware limited liability company and wholly owned subsidiary of the Partnership (“Louisiana Intrastate”), American Midstream (Midla), LLC, a Delaware limited liability company and wholly owned subsidiary of the Partnership (“Midla”), American Midstream (Mississippi), LLC, a Delaware limited liability company and wholly owned subsidiary of the Partnership (“AM Mississippi”), American Midstream (SIGCO Intrastate), LLC, a Delaware limited liability company and wholly owned subsidiary of the Partnership (“SIGCO”), American Midstream (Tennessee River), LLC, an Alabama limited liability company and wholly owned subsidiary of the Partnership, (“Tennessee River”) American Midstream Offshore (Seacrest), LP, a Texas limited partnership and wholly owned subsidiary of the Partnership (“Seacrest”) and American Midstream Onshore Pipelines, LLC, a Delaware limited liability company and wholly owned subsidiary of the Partnership

Austin    Beijing    Dallas    Houston    London    New York    Research  Triangle Park    The Woodlands    Washington, DC

American Midstream Partners, LP

October 18, 2012

(“Onshore” and, together with Operating, AM Chatom, Chatom Unit 1, Chatom Unit 2, Marketing, AM Burns, Alabama Gathering, Alabama Intrastate, AlaTenn, Bamagas, Louisiana Intrastate, Midla, AM Mississippi, SIGCO, Tennessee River and Seacrest, the “Guarantors” and, collectively with the Partnership, Finance Corp., Operating, AM Chatom, Chatom Unit 1, Chatom Unit 2, Marketing, AM Burns, Alabama Gathering, Alabama Intrastate, AlaTenn, Bamagas, Louisiana Intrastate, Midla, AM Missisippi, SIGCO, Tennessee River and Seacrest, the “Registrants”), in connection with the preparation of a registration statement on Form S-3 (the “Registration Statement”), filed with the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), on September 11, 2012. The Registration Statement relates to the offering from time to time, as set forth in the Registration Statement, the forms of prospectus contained therein (each, a “Prospectus”) and one or more supplements to the Prospectus (each, a “Prospectus Supplement”), of (i) common units representing limited partner interests in the Partnership (the “Common Units”) by the Partnership and by AIM Midstream Holdings, LLC , (ii) debt securities, which may either be senior or subordinated in right of payment, and may be issued in one or more series (the “Debt Securities”), by the Partnership and, if applicable, Finance Corp. and (iii) guarantees with respect to the Debt Securities (the “Guarantees”) by some or all of the Guarantors. The Common Units, the Debt Securities and the Guarantees are referred to herein collectively as the “Securities.” The Securities will be offered in amounts, at prices and on terms to be determined at the time of sale and to be set forth in the Prospectus Supplements. All capitalized terms used but not defined herein have the respective meanings assigned to such terms in the Registration Statement or in the Indentures (as defined below), as the case may be.

The Debt Securities will be issued pursuant to either (i) an indenture governing senior debt securities, in the form filed as Exhibit 4.8 to the Registration Statement, among the Partnership and the trustee to be named therein and, if applicable, Finance Corp. (the “Senior Indenture”), or (ii) an indenture governing subordinated debt securities, in the form filed as Exhibit 4.9 to the Registration Statement, among the Partnership and the trustee to be named therein and, if applicable, Finance Corp. (the “Subordinated Indenture” and, together with the Senior Indenture, the “Indentures”). The Guarantees, if any, with respect to any series of Debt Securities issued under either of the Indentures, will be issued under such indenture, as amended and supplemented by a supplemental indenture thereto, to which each guarantor providing a Guarantee of the Debt Securities of such series shall be party.

In arriving at the opinions expressed below, we have examined the following:

(i) the Certificate of Limited Partnership and the Second Amended and Restated Agreement of Limited Partnership (the “Partnership Agreement”) of the Partnership, in each case as amended to date (collectively, the “Partnership Documents”);

(ii) the Certificate of Incorporation and the Bylaws of Finance Corp., in each case as amended to date (collectively, the “Finance Corp. Documents”);

(iii) the Certificate of Formation and the Amended and Restated Limited Liability Company Agreement of American Midstream GP, LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner”), in each case as amended to date (collectively, the “GP Documents”);

American Midstream Partners, LP

October 18, 2012

(iv) the Certificate of Formation and the Second Amended and Restated Limited Liability Company Agreement of Operating, in each case as amended to date (collectively, the “Operating Documents”);

(v) the Certificate of Formation and the Limited Liability Company Agreement of AM Chatom, in each case as amended to date (collectively, the “AM Chatom Documents”);

(vi) the Certificate of Formation and the Limited Liability Company Agreement of Chatom Unit 1, in each case as amended to date (collectively, the “Chatom Unit 1 Documents”);

(vii) the Certificate of Formation and the Limited Liability Company Agreement of Chatom Unit 2, in each case as amended to date (collectively, the “Chatom Unit 2 Documents”);

(viii) the Certificate of Formation and the Limited Liability Company Agreement of Marketing, in each case as amended to date (collectively, the “Marketing Documents”);

(ix) the Certificate of Formation and the Limited Liability Company Agreement of AM Burns, in each case as amended to date (collectively, the “AM Burns Documents”);

(x) the Certificate of Formation and the Limited Liability Company Agreement of Bamagas, in each case as amended to date (collectively, the “Bamagas Documents”);

(xi) the Certificate of Formation and the Limited Liability Company Agreement of Louisiana Intrastate, in each case as amended to date (collectively, the “Louisiana Intrastate Documents”);

(xii) the Certificate of Formation and the Limited Liability Company Agreement of Midla, in each case as amended to date (collectively, the “Midla Documents”);

(xiii) the Certificate of Formation and the Limited Liability Company Agreement of AM Mississippi, in each case as amended to date (collectively, the “AM Mississippi Documents”);

(xiv) the Certificate of Formation and the Limited Liability Company Agreement of SIGCO, in each case as amended to date (collectively, the “SIGCO Documents”);

(xv) the Certificate of Limited Partnership and the Limited Partnership Agreement of Seacrest, in each case as amended to date (collectively, the “Seacrest Documents”);

(xvi) the Certificate of Formation and the Limited Liability Company Agreement of Onshore, in each case as amended to date (collectively, the “Onshore Documents” and, together with the Partnership Documents, the Finance Corp. Documents, the GP Documents, the Operating Documents, the AM Chatom Documents, the Chatom Unit 1 Documents, the Chatom Unit 2 Documents, the Marketing Documents, the AM Burns Documents, the Bamagas Documents, the Louisiana Intrastate Documents, the Midla Documents, the AM Mississippi Documents, the SIGCO Documents, the Seacrest Documents and the Onshore Documents, the “Constituent Documents”);

American Midstream Partners, LP

October 18, 2012

(xvii) the opinion of the Law Office of John Foster Tyra, PC, attached hereto as Annex A;

(xviii) a specimen of the certificate representing the Common Units;

(xix) the Registration Statement;

(xx) each Prospectus;

(xxi) the forms of the Indentures filed as Exhibits 4.8 and 4.9 to the Registration Statement; and

(xxii) the originals or copies certified or otherwise identified to our satisfaction of such other instruments and other certificates of public officials, officers and representatives of the Registrants and such other persons, and we have made such investigations of law, as we have deemed appropriate as a basis for the opinions expressed below.

In rendering the opinions expressed below, we have assumed and have not verified (i) the genuineness of the signatures on all documents that we have examined, (ii) the legal capacity of all natural persons, (iii) the authenticity of all the documents supplied to us as originals, and (iv) the conformity to the authentic originals of all documents supplied to us as certified or photostatic or faxed copies. In conducting our examination of documents executed by parties other than the Registrants, we have assumed that such parties had the power, corporate or other, to enter into and perform all obligations thereunder and have also assumed the due authorization by all requisite action, corporate or other, and the due execution and delivery by such parties of such documents and that, to the extent such documents purport to constitute agreements, such documents constitute valid and binding obligations of such parties.

In rendering the opinions expressed below with respect to the Securities, we have assumed that:

(i) the Constituent Documents, each as amended to date, will not have been amended in any manner that would affect any legal conclusion set forth herein;

(ii) the consideration paid for any Common Units will comply with Article V of the Partnership Agreement;

(iii) the certificates for the Common Units conform to the specimens thereof examined by us and have been duly countersigned by a transfer agent and duly registered by a registrar of the Common Units;

(iv) any supplemental indenture to either of the Indentures and any resolution of the board of directors and/or any officer’s certificate executed and delivered pursuant to such Indenture, in any such case, pursuant to which any Debt Securities and Guarantees are issued, will comply with such Indenture as theretofore supplemented, and the form and terms of such Debt Securities and Guarantees will comply with such Indenture as then supplemented (including by any such supplemental indenture) and any such resolution of the board of directors and/or officer’s certificate; and

American Midstream Partners, LP

October 18, 2012

(v) the form and terms of such Securities, when established, the issuance, sale and delivery thereof by the applicable Registrant, and the incurrence and performance of the applicable Registrant’s obligations thereunder or in respect thereof (including, without limitation, its obligations under each of the Indentures with respect to Debt Securities and Guarantees issued thereunder) in accordance with the terms thereof, will comply with, and will not violate, the Constituent Documents, each as amended to date, or any applicable law, rule, regulation, order, judgment, decree, award, or agreement binding upon any of the Registrants, or to which the issuance, sale and delivery of such Securities, or the incurrence and performance of such obligations, may be subject, or violate any applicable public policy, or be subject to any defense in law or equity, and (without limiting the generality of the foregoing) Section 5-501.6.b of the New York General Obligations Law will apply in the case of all such Debt Securities and Guarantees. In addition, except in the case of Guarantees, we have assumed the receipt by each person to whom or for whose benefit a Security is to be issued (collectively, the “Beneficial Holders”) of a certificate for such Security or the receipt by The Depository Trust Company, acting as agent, on behalf of all Beneficial Holders of the class or series of Securities of which such Security is one, of a global security then evidencing such Securities. In addition, we have assumed the issuance and sale of and payment for the Securities so acquired, in accordance with the applicable purchase, underwriting or similar agreement approved by the board of directors of the General Partner (on behalf of the Partnership), the Operating Company (on its own behalf or on behalf of any Guarantor) and Finance Corp., as applicable, and the Registration Statement (including the Prospectus and the applicable Prospectus Supplement).

Based upon the foregoing and subject to the limitations, qualifications, exceptions and assumptions set forth herein, we are of the opinion that:

1. With respect to the Common Units, when (a) the Partnership has taken all necessary action to approve the issuance of such Common Units, the terms of the offering thereof and related matters and (b) in the case of an offering of the Common Units by the Partnership, such Common Units have been issued and delivered in accordance with the terms of the applicable definitive purchase, underwriting or similar agreement approved by the board of directors of the General Partner, upon payment (or delivery) of the consideration therefor provided for therein, such Common Units will be validly issued, fully paid (to the extent required under the Partnership Agreement) and non-assessable, except as such non-assessability may be affected by the matters described below:

•

If a court were to determine that the right or exercise of the right provided under the Partnership Agreement by the holders of Common Units and subordinated units (the “Limited Partners”) of the Partnership as a group (i) to remove or replace the General Partner, (ii) to approve certain amendments to the Partnership Agreement or (iii) to take certain other actions under the Partnership Agreement constituting “participation in the control” of the Partnership’s business for purposes of Section 17-303 of the Delaware Act, then the Limited Partners could be held personally liable for the Partnership’s obligations under the laws of Delaware, to the same extent as the General Partner with respect to persons who transact business with the Partnership and reasonably believe that such Limited Partner is a general partner.

•

Under Section 17-607 of the Delaware Revised Uniform Limited Partnership Act (the “Delaware Act”), a limited partnership may not make a distribution to a partner if, after the distribution, all liabilities of the limited partnership, other than liabilities to partners on account of their partnership interests and liabilities for which the recourse of creditors is limited to specific property of the partnership, would exceed the fair value of the assets of the limited partnership. The Delaware Act provides that a limited partner who receives a distribution and knew at the time of the distribution that the distribution was in violation of the Delaware Act shall be liable to the limited partnership for the amount of the distribution for three years.

•

Limitations on the liability of members or limited partners for the obligations of a limited liability company or limited partnership have not been clearly established in many jurisdictions. If, by virtue of the Partnership’s ownership of American Midstream, LLC or otherwise, it were determined that the Partnership was conducting business in any state without compliance with the applicable limited partnership or limited liability company statute, or that the right or exercise of the right by the Limited Partners as a group to remove or replace the General Partner, to approve certain amendments to the Partnership Agreement, or to take other action under the Partnership constitutes or constituted “participation in the control” of the Partnership’s business for purposes of the statutes of any relevant jurisdiction, then the Limited Partners could be held personally liable for the obligations of the Partnership under the law of that jurisdiction to the same extent as the General Partner under the circumstances.

2. With respect to any series of Debt Securities to be issued under either of the Indentures, when (a) such Indenture, has been duly authorized and validly executed and delivered by the Partnership and Finance Corp. and by the trustee under such Indenture, (b) the applicable supplement, if any, to such Indenture, has been duly authorized and validly executed and delivered by the Partnership, Finance Corp. and the Guarantors, as applicable, and by the

American Midstream Partners, LP

October 18, 2012

trustee under such Indenture, or the applicable resolution of the board of directors has been duly authorized and validly executed and delivered by each of the General Partner and Finance Corp., as applicable, or the applicable officer’s certificate has been validly executed and delivered by a duly authorized officer of each of the General Partner and Finance Corp., as applicable, in each case, in accordance with the terms of such Indenture, (c) such Indenture, as then and theretofore supplemented, has been duly qualified under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), (d) the Partnership and, if applicable, Finance Corp., has taken all necessary action to approve the issuance and terms of such series of Debt Securities, the terms of the offering thereof and related matters and (e) the Debt Securities of such series have been duly executed, authenticated, issued and delivered in accordance with the terms of such Indenture and the applicable definitive purchase, underwriting or similar agreement approved by the board of directors of each of the General Partner and Finance Corp., as applicable, upon payment (or delivery) of the consideration therefor provided for therein, the Debt Securities of such series will constitute valid and legally binding obligations of the Partnership and, if applicable, Finance Corp.

3. With respect to the Guarantees of any series of Debt Securities to be issued by the Guarantors under either of the Indentures, when (a) the Partnership, Finance Corp. and the applicable Guarantors have taken all necessary partnership, limited liability company or corporate action, as applicable, to authorize and approve the issuance and terms of the Guarantees and the series of Debt Securities to which they pertain, the terms of the offering of such Debt Securities and such Guarantees and related matters, (b) a supplemental indenture to such Indenture, pursuant to which the applicable Guarantors agree to be bound by the guarantee provisions of such Indenture as applied to the Debt Securities of such series, has been duly authorized and validly executed and delivered by the Partnership, Finance Corp., if applicable, the applicable Guarantors and the trustee under such indenture, (c) such Indenture, as then and theretofore supplemented, pursuant to which the Guarantees will be issued, has been duly qualified under the Trust Indenture Act, and (d) the Debt Securities of such series have been duly executed, authenticated, issued and delivered in accordance with the terms of such Indenture and the applicable definitive purchase, underwriting or similar agreement approved by the board of directors of each of the General Partner, Operating (on behalf of the applicable Guarantors) and Finance Corp., as applicable, upon payment (or delivery) of the consideration for such Debt Securities provided for therein, such Guarantees will constitute valid and legally binding obligations of the applicable Guarantors.

Our opinions in paragraphs 2 and 3 above are subject to applicable bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfer or conveyance), reorganization, moratorium and other similar laws affecting creditors’ rights generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law), including, without limitation, (a) the possible unavailability of specific performance, injunctive relief or any other equitable remedy and (b) concepts of materiality, reasonableness, good faith and fair dealing, and we express no opinion herein with respect to provisions relating to severability or separability.

American Midstream Partners, LP

October 18, 2012

With respect to our opinions expressed above as they relate to Debt Securities and the Guarantees or other obligations of the Registrants, as applicable, denominated in a currency other than U.S. dollars, we note that (i) a New York statute provides that a judgment rendered by a court of the State of New York in respect of an obligation denominated in any such other currency would be rendered in such other currency and would be converted into U.S. dollars at the rate of exchange prevailing on the date of entry of the judgment, and (ii) a judgment rendered by a Federal court sitting in the State of New York in respect of an obligation denominated in any such other currency may be expressed in U.S. dollars, but we express no opinion as to the rate of exchange such Federal court would apply.

We express no opinion other than as to the federal laws of the United States of America, the laws of the State of New York, the laws of the State of Alabama, the Texas Business Organization Code, Delaware General Corporation Law, the Delaware Revised Uniform Limited Partnership Act and the Delaware Limited Liability Company Act. With respect to Alabama Gathering, Alabama Intrastate, AlaTenn and Tennessee River, we have relied on the opinion of the Law Office of John Foster Tyra, PC attached hereto as Annex A, special Alabama counsel, as to the due authorization and valid execution and delivery of an Indenture by such entities. The description of the opinion provided by the Law Office of John Foster Tyra is qualified in its entirety by reference to the specific opinion, which is attached hereto as Annex A. We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the reference to this firm under the heading “Legal Matters” in the Prospectus. In giving this consent we do not admit that we are “experts” under the Securities Act, or the rules and regulations of the SEC issued thereunder, with respect to any part of the Registration Statement, including this exhibit. This opinion is expressed as of the date hereof, and we disclaim any undertaking to advise you of any subsequent changes of the facts stated or assumed herein or any subsequent changes in applicable law, and we have assumed that at no future time would any such subsequent change of fact or law affect adversely our ability to render at such time an opinion (a) containing the same legal conclusions set forth herein and (b) subject only to such (or fewer) assumptions, limitations and qualifications as are contained herein.

Very truly yours,

/s/ Andrews Kurth LLP

LAW OFFICE OF JOHN FOSTER TYRA, PC

1661 McFarland Boulevard North

Tuscaloosa, Alabama 35406

John Foster Tyra* ________________ Patrick W. Dean *Also admitted in Mississippi	Telephone (205) 366-0166 Facsimile (205) 366-0168

October 18, 2012

American Midstream Partners, LP

American Midstream (Alabama Gathering), LLC

American Midstream (Alabama Intrastate), LLC

American Midstream (AlaTenn), LLC

American Midstream (Tennessee River), LLC

1614 15th Street, Suite 300

Denver, Colorado 80202

Ladies and Gentlemen:

We have acted as special counsel to American Midstream (Alabama Gathering), LLC, an Alabama limited liability company (“Alabama Gathering”) and wholly owned subsidiary of American Midstream Partners, LP, a Delaware limited partnership (the “Partnership”), American Midstream (Alabama Intrastate), LLC, an Alabama limited liability company and wholly owned subsidiary of the Partnership (“Alabama Intrastate”), American Midstream (AlaTenn), LLC, an Alabama limited liability company and wholly owned subsidiary and wholly owned subsidiary of the Partnership (“AlaTenn”) and American Midstream (Tennessee River), LLC, an Alabama limited liability company and wholly owned subsidiary of the Partnership (“Tennessee River” and, together with Alabama Gathering, Alabama Intrastate, AlaTenn and Tennessee River, the “Alabama Subsidiaries”) in connection with the preparation of a registration statement on Form S-3 (the “Registration Statement”), filed with the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”) on September 11, 2012. The Registration Statement relates to the offering from time to time, as set forth in the Registration Statement, the forms of prospectus therein (each, a Prospectus”) and one or more supplements to the Prospectus (each, a “Prospectus Supplement”), of (i) common units representing limited partner interests in the Partnership (the “Common Units”) by the Partnership and by AIM Midstream Holdings, LLC, debt securities, which may either be senior or subordinated in right of payment, and may be issued in one or more series (the “Debt Securities”), by the Partnership and, if applicable, American Midstream Finance Corporation, a Delaware corporation (“Finance Corp.”), and (iii) guarantees with respect to the Debt Securities (the “Guarantees”) by some or all of the Alabama subsidiaries along with various other affiliates or subsidiaries of the Partnership.

American Midstream Partners, LP

American Midstream (Alabama Gathering), LLC

American Midstream (Alabama Intrastate), LLC

American Midstream (AlaTenn), LLC

American Midstream (Tennessee River), LLC

October 18, 2012

The Debt Securities will be issued pursuant to either (i) an indenture governing senior debt securities, in the form filed as Exhibit 4.8 to the Registration Statement, among the Partnership, Finance Corp. and the trustee to be named therein (the “Senior Indenture”), or (ii) an indenture governing subordinated debt securities, in the form filed as Exhibit 4.9 to the Registration Statement, among the Partnership, Finance Corp. and the trustee to be named therein (the “Subordinated Indenture” and, together with the Senior Indenture, the “Indentures”). The Guarantees, if any, with respect to any series of Debt Securities issued under either of the Indentures, will be issued under such indenture, as amended and supplemented by a supplemental indenture thereto, to which each guarantor providing a Guarantee of the Debt Securities of such series shall be party.

In arriving at the opinions expressed below, we have examined the following:

(i) the Certificate of Formation and the Amended and Restated Limited Liability Company Agreement of Alabama Gathering, in each case as amended to date (the “Alabama Gathering Documents”);

(ii) the Certificate of Formation and the Amended and Restated Limited Liability Company Agreement of Alabama Intrastate, in each case as amended to date (the “Alabama Intrastate Documents”);

(iii) the Certificate of Formation and the Amended and Restated Limited Liability Company Agreement of AlaTenn, in each case as amended to date (the “AlaTenn Documents”)

(iv) the Certificate of Formation and the Amended and Restated Limited Liability Company Agreement of Tennessee River, in each case as amended to date (the “Tennessee River Documents” and, together with the Alabama Gathering Documents, the Alabama Intrastate Documents and the AlaTenn Documents, the “Alabama Documents”);

(v) the Registration Statement;

(vi) each Prospectus;

(vii) the forms of the Indentures filed as Exhibits 4.8 and 4.9 to the Registration Statement; and

(viii) the originals or copies certified or otherwise identified to our satisfaction of such other instruments and other certificates of public officials, officers and representatives of the Registrants and such other persons, and we have made such investigations of law, as we have deemed appropriate as a basis for the opinions expressed below.

American Midstream Partners, LP

American Midstream (Alabama Gathering), LLC

American Midstream (Alabama Intrastate), LLC

American Midstream (AlaTenn), LLC

American Midstream (Tennessee River), LLC

October 18, 2012

In rendering the opinions expressed below, we have assumed and have not verified (i) the genuineness of the signatures on all documents that we have examined, (ii) the legal capacity of all natural persons, (iii) the authenticity of all the documents supplied to us as originals, and (iv) the conformity to the authentic originals of all documents supplied to us as certified or photostatic or faxed copies. In conducting our examination of documents executed by parties other than the Registrants, we have assumed that such parties had the power, corporate or other, to enter into and perform all obligations thereunder and have also assumed the due authorization by all requisite action, corporate or other, and the due execution and delivery by such parties of such documents and that, to the extent such documents purport to constitute agreements, such documents constitute valid and binding obligations of such parties.

In rendering the opinions expressed below with respect to the Guarantees, we have assumed that:

(i) the Alabama Documents, each as amended to date, will not have been amended in any manner that would affect any legal conclusion set forth herein;

(ii) any supplemental indenture to either of the Indentures and any resolution of the board of directors and/or any officer’s certificate executed and delivered pursuant to such Indenture, in any such case, pursuant to which any Debt Securities and Guarantees are issued, will comply with such Indenture as theretofore supplemented, and the form and terms of such Debt Securities and Guarantees will comply with such Indenture as then supplemented (including by any such supplemental indenture) and any such resolution of the board of directors and/or officer’s certificate; and

(iii) the form and terms of such Guarantees, when established, the issuance. sale and delivery thereof by the applicable Registrant, and the incurrence and performance of the applicable Registrant’s obligations thereunder or in respect thereof (including, without limitation, its obligations under each of the Indentures with respect to Debt Securities and Guarantees issued thereunder) in accordance with the terms thereof, will comply with, and will not violate, the Alabama Documents, each as amended to date, or any applicable law, rule, regulation, order, judgment, decree, award, or agreement binding upon any of the Alabama Subsidiaries, or to which the issuance, sale and delivery of such Guarantees, or the incurrence and performance of such obligations, may be subject, or violate any applicable public policy, or be subject to any defense in law or equity.

American Midstream Partners, LP

American Midstream (Alabama Gathering), LLC

American Midstream (Alabama Intrastate), LLC

American Midstream (AlaTenn), LLC

American Midstream (Tennessee River), LLC

October 18, 2012

Based upon the foregoing and subject to the limitations, qualifications, exceptions and assumptions set forth herein, we are of the opinion that:

1. With respect to the Guarantees of any series of Debt Securities to be issued by the Alabama Subsidiaries under either of the Indentures, when (a) the Partnership, Finance Corp. and the applicable Alabama Subsidiaries have taken all necessary partnership, limited liability company or corporate action, as applicable, to authorize and approve the issuance and terms of the Guarantees and the series of Debt Securities to which they pertain, the terms of the offering of such Debt Securities and such Guarantees and related matters, (b) a supplemental indenture to such Indenture, pursuant to which the applicable Alabama Subsidiaries agree to be bound by the guarantee provisions of such Indenture as applied to the Debt Securities of such series, has been duly authorized and validly executed and delivered by the Partnership, Finance Corp., if applicable, the applicable Alabama Subsidiaries and the trustee under such indenture, (c) such Indenture, as then and theretofore supplemented, pursuant to which the Guarantees will be issued, has been duly qualified under the Trust Indenture Act, and (d) the Debt Securities of such series have been duly executed, authenticated, issued and delivered in accordance with the terms of such Indenture and the applicable definitive purchase, underwriting or similar agreement approved by the board of directors of each of the General Partner, American Midstream, LLC (on behalf of the applicable Alabama Subsidiaries) and Finance Corp., as applicable, upon payment (or delivery) of the consideration for such Debt Securities provided for therein, the Alabama subsidiaries will be validly existing and will have the limited liability company power to create the Guarantees and will have taken all steps necessary to authorize the entering into of the Guarantees.

Our opinions in paragraphs 1 above is subject to applicable bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfer or conveyance), reorganization, moratorium and other similar laws affecting creditors’ rights generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law), including, without limitation, (a) the possible unavailability of specific performance, injunctive relief or any other equitable remedy and (b) concepts of materiality, reasonableness, good faith and fair dealing, and we express no opinion herein with respect to provisions relating to severability or separability.

We express no opinion other than as to the laws of the State of Alabama.

This opinion may be relied upon by Andrews Kurth LLP in connection with the opinion that firm is delivering as an exhibit to the Registration Statement. We hereby

American Midstream Partners, LP

American Midstream (Alabama Gathering), LLC

American Midstream (Alabama Intrastate), LLC

American Midstream (AlaTenn), LLC

American Midstream (Tennessee River), LLC

October 18, 2012

consent to the filing of this opinion as an exhibit to the Registration Statement. In giving this consent, we do not thereby admit that we are within the category of persons whose consent is required under Section 7 of the Act and the rules and regulations thereunder, and nothing herein shall be construed to cause us to be considered “experts” within the meaning of Section 11 of the Act. We also consent to your filing copies of this opinion as an exhibit to the Registration Statement.

This opinion has been prepared for your use in connection with the Registration Statement. This opinion may not be used or relied upon by you for any other purpose, nor may copies be delivered to any other person, without in each instance our prior written consent. This opinion letter is expressly limited to the matters set forth above, and we render no opinion, whether by implication or otherwise, as to any other matters. This opinion letter is provided as a legal opinion only and not as a guaranty or warranty of the matters discussed herein or as representations of fact.

Very truly yours,

/s/ John Foster Tyra

John Foster Tyra

JFT:jt